Supplement to the
Fidelity Advisor® Utilities Fund
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Summary Prospectus

Douglas Simmons no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani (Portfolio Manager) has managed the fund since 2024.
AFUG-SUSTK-1224-105 1.9880400.105	December 5, 2024